(Exhibit 14(b))











           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Financial Highlights" in the combined Prospectus/Proxy Statement in this Registration Statement (Form N-14) of the Turner Strategic Growth Fund.

                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 29, 2006